FUNDS'
HIGHLIGHTS...............4

FUNDS'
PORTFOLIOS...............7

FINANCIAL INFORMATION
     INDEPENDENT
     PUBLIC
     ACCOUNTANTS'
     REPORT.............21

     FINANCIAL
     STATEMENTS.........22

     FINANCIAL
     HIGHLIGHTS.........25

     NOTES TO
     FINANCIAL
     STATEMENTS.........28


                       ENTHUSIASM FOR MARKET'S UPWARD RISE
                   NEEDS A HEALTHY DASH OF CONCERN ABOUT RISK

[PHOTO, WILLIAM PAPESH, PRESIDENT, COMPOSITE FUNDS]
     If I could share only two key messages with you, it would be these:
     First, our outlook at Composite at the close of the year is for a healthy 1997, with moderated growth likely in comparison with 1996.
     Second, we believe that when it comes to investing, it nearly always is to your advantage to know you are in it for the long term, with an ability and willingness to take the peaks and valleys in stride.

UNBRIDLED ENTHUSIASM IS NOT THE ANSWER
     We currently are in a bull market that is into its 15th year, with only a single downward movement in 1987. For many investors, the strong market performance without a significant correction has masked the need to have a healthy concern for risk.
     One underlying cause of this skewed perception of reward relative to risk is that currently, nearly 80% of all equities are owned by investors who never have experienced a bear market.
     Risk, of course, was, is, and always will be a basic consideration of performance. It is, in effect, one half of the investment equation: risk vs. return. Risk is underscored by the fact that, on the average, there has been a market drop of 10% or more at least every two years since 1900, with dips of 25% or more on the average approximately every six years.
     Market fluctuation is a normal condition. It is a condition no one can predict with unfailing accuracy. And, for that reason, "timing" personal investments to an individual's advantage is an impossible task. Multiple studies have shown that regular investing, as opposed to attempts at pinpointing purchases, leads to measurably better returns.

WATCH THE LONG TERM
     We know that the long-term track for securities is upward. For the long term, too, stock values are based on the strengths and financial growth of corporations. And generally, when profits go up, stock prices go up. It's almost a given -- just as it is widely acknowledged that value-oriented stocks are likely to provide more protection than other equity alternatives when the market is at a relatively high level.
     It's also nearly a given that stocks will do better than bonds over the long term. In only one decade of the 20th century has that not been true.
     All of the above provides the backdrop for the incredible growth of mutual funds. When you add the convenience and relative simplicity of mutual funds, it is easy to see why they have become so popular.

COMPOSITE GOT AN EARLY START
     Composite has positioned itself in the market for the long term. Stability and a solid history DO count for quite a lot. Our Bond & Stock and Growth & Income Funds were among the country's first 100 mutual funds, with the former introduced in 1939.
     We have a heritage of solid performance in an industry that now has nearly 7,000 funds that account for more than $3 trillion in assets.
     Over the years we have added to our Composite product line, yet we recognize we must continue to maintain our long-term, relatively conservative approach. Short-term euphoria is no substitute for good sense.
     What about the future?

MODERATED GROWTH EXPECTED IN 1997
     The consensus of our portfolio managers is that growth in 1997 will be moderated from that of 1996, with inflation at much the same low level and with little or no change as the result of the fall elections.
     Overall, that still means a healthy,  sustainable level of growth.
     How that relates to each of our Composite Equity Funds is discussed on subsequent pages.

INVESTING INFLUENCED BY SEVERAL TRENDS
   For 1997, these market influences are worth noting:
     * As we had anticipated for some time, the rate of savings in this country increased considerably this year -- reflecting a very positive, but short-term, trend. In the 12 months ended September 30, 1996, disposable income remaining after consumer spending rose approximately 21%. Some of that went into investments, some paid down debt, and some went into bank accounts and other non-spending uses.
     Why did that happen? We believe it is because more people are concerned about having enough money for retirement and about coping with their high level of credit-card debt.
     * Interest rates are expected to drop only slightly, remaining close to today's "fair value."
     * Some investors will continue to shift to companies that have maintained healthy earnings levels. However, the same investors also may find those securities are selling at a premium.
     * With the continued growth of small- to medium-cap companies, large corporations will continue to find opportunities through acquisitions to improve their performance. In these and other instances, it is important for Composite to recognize undervalued stocks and to anticipate their growth. Taking action, rather than reacting to the market, is vital.
     * Among potentially recessionary factors are, first, the after-effects of increased third-quarter 1996 manufacturer inventories and, second, what might happen after regulators finish their examination of consumer credit issued by banks.

GOVERNMENT TRENDS ARE IMPORTANT INFLUENCES
     * Potential downsizing of governments at all levels can help boost the economy. Putting dollars into the more efficient private sector will be a plus, as greater government fiscal responsibility would be, too.
     * While Capitol Hill attention to the federal debt is a very positive note, that attention by Congress still ignores entitlements, such as Social Security and Medicare, which are not included in the debt figure.

     Nevertheless, returning to our opening view of the economy, our outlook at the close of the year is for a healthy 1997, although with less growth than in 1996. We are confident the Composite Group will continue to participate in that growth, and we appreciate your continued confidence in our Funds.

/s/
WILLIAM G. PAPESH
PRESIDENT
--------------------------------------------------------------------------------
FOOTNOTES TO INVESTMENT PERFORMANCE CHARTS ON PAGES 4, 5, & 6.
     INVESTMENT RETURNS AND PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     COMPARISONS TO FUND PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI), AS A MEASURE OF CHANGE IN CONSUMER PRICES AS DETERMINED BY THE U.S. BUREAU OF LABOR STATISTICS; THE S&P 500 STOCK INDEX (S&P 500), WHICH IS CONSIDERED GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET; AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX (LGCB), WHICH IS CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT AND CORPORATE BOND MARKETS.
     THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE FUNDS WITH WHICH THEY ARE COMPARED. FUND VALUES PRESENTED IN THE GRAPHS ARE FOR CLASS A SHARES. CLASS B SHARE PERFORMANCE WOULD VARY DUE TO DIFFERENT EXPENSES. EXCEPT AS NOTED, PERFORMANCE IS CALCULATED AFTER THE 4.5% MAXIMUM SALES CHARGE FOR CLASS A SHARES AND FOR CLASS B SHARES, A CONTINGENT DEFERRED SALES CHARGE OF 4% FOR ONE YEAR OR 2% SINCE 3/30/94. COMPOSITE NORTHWEST CLASS A INFORMATION IS PRESENTED SINCE INCEPTION ON 11/24/86 AND ALL FUNDS' CLASS B INFORMATION IS PRESENTED SINCE 3/30/94, THE COMMENCEMENT OF OFFERING OF CLASS B SHARES.

                              PORTFOLIO COMPOSITION
                 PERCENTAGE OF NET ASSETS AS OF OCTOBER 31, 1996

COMPOSITE BOND & STOCK FUND
                                                  ASSET ALLOCATION
                                                [PIE CHART LOCATED TO RIGHT OF
                                                 THE FOLLOWING ALLOCATIONS]
TOP TEN HOLDINGS
U.S. Treasury Note, 7.25%, due 05/15/2004 - 1.90% [ ] COMMON STOCKS (EXCLUDING
U.S. Treasury Note, 5.75%, due 08/15/2003 - 1.75%      REITs) 46%
Federal National Mortgage Association - 1.48%     [ ] NON-CONVERTIBLE CORPORATE
Mellon Bank Corporation - 1.41%                        BONDS 11%
Crane Company - 1.34%                             [ ] CASH & OTHER 11%
Atlantic Richfield Company - 1.19%                [ ] CONVERTIBLE SECURITIES 10%
Norwest Corporation - 1.19%                       [ ] US TREASURY OBLIGATIONS 9%
Abbott Laboratories - 1.09%                       [ ] REAL ESTATE INVESTMENT
U.S. Treasury Note, 6.50%, due 05/15/2005 - 1.09%      TRUSTS (REITS) 7%
J.P. Morgan & Company, Inc. - 1.09%               [ ] MORTGAGE-BACKED
                                                       SECURITIES 6%

COMPOSITE GROWTH & INCOME FUND
                                            INDUSTRY ALLOCATION
                                          [PIE CHART LOCATED TO THE RIGHT OF
                                                   THE FOLLOWING ALLOCATIONS]
TOP TEN HOLDINGS
Dun & Bradstreet Corporation - 2.88%        [ ] BANKING & FINANCIAL 15%
Lockheed Martin Corporation - 2.49%         [ ] CAPITAL GOODS & AEROSPACE 13%
Wells Fargo & Company - 2.46%               [ ] TECHNOLOGY & ELECTRONICS 13%
Intel Corporation - 2.24%                   [ ] CONSUMER STAPLES 12%
General Electric Company - 2.14%            [ ] HEALTH CARE 12%
Abbott Laboratories - 2.14%                 [ ] CONSUMER CYCLICALS 9%
Microsoft Corporation - 2.05%               [ ] OIL & GAS 7%
Johnson & Johnson - 2.01%                   [ ] UTILITIES & REAL ESTATE INVEST-
Emerson Electric Company - 2.00%                 MENT TRUSTS 7%
Expeditor's International of Washington,    [ ] CASH & OTHER 6%
     Inc. - 1.97%                           [ ] BASIC INDUSTRY & RESOURCES 6%

COMPOSITE NORTHWEST FUND
                                            INDUSTRY ALLOCATION
                                          [PIE CHART LOCATED TO THE RIGHT OF THE
                                              FOLLOWING ALLOCATIONS]
TOP TEN HOLDINGS
Microsoft Corporation - 7.48%               [ ] COMPUTER SOFTWARE & SYSTEMS 14%
Boeing Company - 6.26%                      [ ] BANKING & FINANCIAL 14%
U.S. Bancorp - 5.15%                        [ ] ELECTRONICS 14%
Expeditor's International of Washington,    [ ] CONSUMER CYCLICALS 12%
   Inc. - 3.81%                             [ ] CAPITAL GOODS & AEROSPACE 11%
Albertsons, Inc. - 3.56%                    [ ] BASIC INDUSTRY & RESOURCES 10%
Fred Meyer, Inc. - 3.34%                    [ ] HEALTH CARE 7%
Nike, Inc., Class B - 3.22%                 [ ] TRANSPORTATION 7%
Safeco Corporation - 2.77%                  [ ] CASH & OTHER 6%
Price/Costco, Inc. - 2.63%                  [ ] UTILITIES & REAL ESTATE INVEST-
Intel Corporation - 2.43%                         MENT TRUSTS 5%

                                 FUND HIGHLIGHTS
                           COMPOSITE BOND & STOCK FUND


KEY IMPACTS ON 1996 PERFORMANCE
     Investors earned generous returns during the past year as the economy grew moderately without significant inflation pressures. Stocks soared to new records on solid earnings and unprecedented inflow to mutual funds. Bonds were characterized by increasing volatility related to concerns the economy was growing too fast. These concerns did not become reality though, leading to a bond market rally in early fall 1996.
     Our forecast had called for a slowing in the economy that would result in lower interest rates. We had positioned the Fund to take advantage of such a scenario by overweighting interest-rate-sensitive financial stocks and by extending the average maturity in our bond portfolio.
     Our largest stock holding during the past year was Federal National Mortgage Association, or "Fannie Mae," which generated a total return of nearly 50 percent, twice the S&P 500. In contrast, we were disappointed in the performance of our holdings in telecommunication companies, whose stock prices declined in reaction to telecommunications reform legislation.

WHAT'S AHEAD
     We look for continued moderate growth in the economy and we anticipate low inflation. We do not foresee a recession in 1997.
     That should lead to lower overall interest rates, but it increases the risk of disappointing corporate earnings. Strong inflows into mutual funds are expected to continue as people use tax-advantaged vehicles to fund retirement plans. Additionally, we anticipate more modest returns from financial markets than experienced in the past two years -- in line with historical average rates of return.

KEY INVESTMENT STRATEGIES
     Our key strategy always has been to maintain a broadly diversified portfolio of quality investments. We favor equity investments to bonds because of our belief that stocks will generate superior long-term returns. Our stock-selection process favors well-established companies that generate high rates of returns on investment and have growth opportunities they can fund internally. In choosing bonds, we seek to take advantage of interest rate changes in two ways: first, by altering the average maturity of the portfolio based on a forecast of rates and second, by altering the allocation between market sectors to enhance a portfolio's yield without compromising principal value.

[PERFORMANCE CHART]

INVESTMENT PERFORMANCE *  COMPOSITE BOND & STOCK FUND                  AVERAGE ANNUAL
-----------------------------------------------------                  TOTAL RETURNS
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 10/31/86
                                                                       WITH       WITHOUT
                                                            CLASS A    SALES      SALES
$45,000         [Legend]                                    SHARES     CHARGE     CHARGE
                 Fund Class A Shares $24,776                -------   --------    -------
 40,000          S&P 500 (Stocks) $39,268                   ONE YEAR   10.45%      15.66%
                 LGCB (Bonds)$22,553                        FIVE YEARS 10.98%      12.01%
 35,000          CPI (Inflation) $14,353                    TEN YEARS   9.50%      10.00%

 30,000                                                     CLASS B
                                                            SHARES
 25,000                                                     -------
                                                            ONE YEAR   10.73%      14.73%
 20,000                                                     SINCE
                                                            3/30/94    13.93%      14.55%
 15,000                                                     -----------------------------
                                                             SEE FOOTNOTES ON PAGE 2 FOR
 10,000                                                           ADDITIONAL INFORMATION

  5,000
10/31/86  10/31/88  10/31/90  10/31/92 10/31/94 10/31/96

              Investment Performance - Composite Bond & Stock Fund
           Comparative Ending Values of $10,000 Invested on 10/31/86

                   Composite
               Bond & Stock Fund       S&P 500       LGCB         CPI
               -----------------       -------      -------     -------
    10/31/86       $9,550              $10,000      $10,000     $10,000
                   $9,209              $10,644      $10,188     $10,453
    10/31/88       $10,842             $12,227      $11,270     $10,898
                   $12,174             $15,440      $12,638     $11,387
    10/31/90       $11,293             $14,301      $13,334     $12,103
                   $14,049             $19,065      $15,382     $12,457
    10/31/92       $15,472             $20,962      $17,000     $12,856
                   $17,638             $24,095      $19,318     $13,209
    10/31/94       $17,479             $25,027      $18,422     $13,554
                   $21,422             $31,644      $21,399     $13,935
    10/31/96       $24,776             $39,268      $22,553     $14,353

                         COMPOSITE GROWTH & INCOME FUND

KEY IMPACTS ON 1996 PERFORMANCE
     The stock market performed well in 1996. The market was driven higher by news of mergers and acquisitions, low inflation, and solid corporate earnings. Composite Growth & Income Fund benefited from this positive equity environment and posted excellent returns. In particular, two of our holdings were taken over at prices substantially higher than their trading prices (FHP Corporation and Loral Corporation) which helped produce the positive 1996 performance.

WHAT'S AHEAD
     We anticipate that mergers and acquisitions, along with the low inflation environment, are likely to continue. However, corporate earnings, especially in the consumer sector, are unlikely to be as strong in 1997 as in 1996. Therefore, we are cautious when investing in the consumer durable area.
     We also believe that a narrow group of stocks has been the primary force driving the stock market. We intend to capitalize on this condition by purchasing stocks of desirable companies that have not participated in the market rise.

KEY INVESTMENT STRATEGIES
     Our basic strategy, as always, is to buy stocks of good businesses when they are at "sale prices." Good businesses generate a high return on investment, have a competitive advantage and have barriers to entry. We currently are finding good equities in the movie and content area. Improved means of distributing their products, which include direct television, Internet and cable modem transmissions, should provide increased revenue opportunities for these companies.
     The semiconductor group also is providing bargains, as we see oversupply concerns coming to an end. The demand for semiconductors continues to run strong, assisted by Pentium Pro and Window N.T. product cycles and telecommunications deregulation.
     Finally, spinoff situations are offering excellent value in the marketplace. Many of these former subsidiaries of larger companies are excellent businesses where management owns considerable stock.

[GRAPH]

INVESTMENT PERFORMANCE *  COMPOSITE GROWTH & INCOME FUND               AVERAGE ANNUAL
---------------------------------------------------------               TOTAL RETURNS
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 10/31/86
                                                            WITH       WITHOUT
                                                            CLASS A    SALES      SALES
$45,000         [Legend]                                    SHARES     CHARGE     CHARGE
                 Fund Class A Shares $27,920                -------   --------    -------
 40,000          S&P 500 (Stocks) $39,268                   ONE YEAR   18.05%      23.61%
                 CPI (Inflation) $14,353                    FIVE YEARS 13.59%      14.64%
 35,000                                                     TEN YEARS  10.82%      11.33%

 30,000                                                     CLASS B
                                                            SHARES
 25,000                                                     -------
                                                            ONE YEAR   18.55%      22.55%
 20,000                                                     SINCE
                                                            3/30/94    18.13%      18.72%
 15,000                                                     -----------------------------
                                                             SEE FOOTNOTES ON PAGE 2 FOR
 10,000                                                           ADDITIONAL INFORMATION

  5,000
10/31/86  10/31/88  10/31/90  10/31/92 10/31/94 10/31/96

            Investment Performance - Composite Growth & Income Fund
            Comparative Ending Value of $10,000 Invested on 10/31/86

                    Composite
               Growth & Income Fund    S&P 500        CPI
               --------------------    -------      -------
    10/31/86         $9,550            $10,000      $10,000
                     $9,565            $10,644      $10,453
    10/31/88         $11,226           $12,227      $10,898
                     $12,685           $15,440      $11,387
    10/31/90         $10,623           $14,301      $12,103
                     $14,096           $19,065      $12,457
    10/31/92         $15,498           $20,962      $12,856
                     $17,214           $24,095      $13,209
    10/31/94         $18,686           $25,027      $13,554
                     $22,587           $31,644      $13,935
    10/31/96         $27,920           $39,268      $14,353

                            COMPOSITE NORTHWEST FUND

     On December 15, 1995, the use of the Northwest 50(R) Index as the basis for this Fund's investments was ended, and it was renamed Composite Northwest Fund. Since that time, we have added 27 new companies to our portfolio and eliminated 12 companies. In addition, we have reduced our concentration in some of our largest holdings, and the Fund is now fully diversified.

KEY IMPACTS ON 1996 PERFORMANCE
     Many of our major holdings had very strong performance during 1996, such as Microsoft (up 39.5%), Boeing (up 40.3%), Nike (up 105.7%), and U.S. Bancorp (up 32.8%). However, the Fund has significant exposure to small capitalization stocks, some of which underperformed the market during the period. Among them were Itron (down 42.7%) and Mentor Graphics (down 59.8%).
     Of the companies added to our portfolio, some performed well and some lagged. Among those performing well since purchase were Red Lion Hotels (up 80.5%) and Intel (up 113.9%). Those lagging our performance expectations since purchase included InFocus Systems (down 42.2%) and Ostex (down 50.9%). We continue to like the fundamentals of the small-capitalization stocks in the Fund, and we anticipate stronger performance from them over the long run.

WHAT'S AHEAD
     We believe the Pacific Northwest is extremely well positioned for future growth, thanks in large part to the strength of the technology and aerospace industries. The Puget Sound region, in particular, may be on the cusp of some of the strongest growth it has seen in years. Also, the Portland-area technology boom continues unabated. All of this bodes well for companies dependent on the regional economy, notably retailers and banks. In addition, the strong competitive positions of the more global companies in our portfolio, such as Microsoft, Boeing, and Nike, provide a diverse economic backbone.
     Although the Fund is, by nature, volatile, we believe shareholders will be well rewarded over the long run.

KEY INVESTMENT STRATEGIES
     The goal of the Fund is to seek long-term capital appreciation while investing in stocks of companies headquartered or doing business in the Pacific Northwest. To accomplish this, we seek quality companies with strong growth characteristics, defensible competitive advantages, and reasonable valuations.


[GRAPH]
INVESTMENT PERFORMANCE  *  COMPOSITE NORTHWEST FUND                     AVERAGE ANNUAL
---------------------------------------------------------               TOTAL RETURNS
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 11/30/86
                                                                       WITH       WITHOUT
                                                            CLASS A    SALES      SALES
$45,000         [Legend]                                    SHARES     CHARGE     CHARGE
                 Fund Class A Shares $34,203                -------   --------    -------
 40,000          S&P 500 (Stocks) $38,333                   ONE YEAR    9.39%      14.54%
                 CPI (Inflation) $14,340                    FIVE YEARS  8.62%       9.62%
 35,000                                                     SINCE
                                                             11/30/86  13.20%      13.73%
 30,000                                                     CLASS B
                                                            SHARES
 25,000                                                     -------
                                                            ONE YEAR    9.54%      13.54%
 20,000                                                     SINCE
                                                            3/30/94    12.06%      12.70%
 15,000                                                     -----------------------------
                                                             SEE FOOTNOTES ON PAGE 2 FOR
 10,000                                                         ADDITIONAL INFORMATION

  5,000
10/31/86  10/31/88  10/31/90  10/31/92 10/31/94 10/31/96

              Investment Performance - Composite Northwest Fund
                Comparative Ending Value of $10,000 on 11/30/86

                    Composite
                  Northwest Fund        S&P 500        CPI
               -------------------     ---------     -------
    11/30/86          $9,550            $10,000      $10,000
                      $9,387            $10,390      $10,444
    10/31/88          $11,866           $11,936      $10,888
                      $16,156           $15,072      $11,377
    10/31/90          $13,461           $13,960      $12,092
                      $21,604           $18,611      $12,446
    10/31/92          $22,851           $20,463      $12,844
                      $23,724           $23,521      $13,197
    10/31/94          $24,428           $24,431      $13,542
                      $29,861           $30,890      $13,922
    10/31/96          $34,203           $38,333      $14,340

COMPOSITE
BOND &
STOCK
FUND, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES

OCTOBER 31,
1996

                      COMPOSITE BOND & STOCK FUND PORTFOLIO

                      U.S. TREASURY & AGENCY OBLIGATIONS-9.49%
   PRINCIPAL                                                                      MARKET
    AMOUNT                                                                        VALUE
 ------------                                                                   -----------
 $1,000,000    U.S. Treasury Bond, 7.50%, due 11/15/2016..................     $ 1,081,875
  4,000,000    U.S. Treasury Bond, zero coupon, due 08/15/2012............       1,389,596
  5,000,000    U.S. Treasury Note, 7.25%, due 05/15/2004..................       5,282,810
  1,000,000    U.S. Treasury Note, 7.00%, due 07/15/2006..................       1,045,000
  3,000,000    U.S. Treasury Note, 6.50%, due 05/15/2005..................       3,033,048
  2,000,000    U.S. Treasury Note, 6.375%, due 08/15/2002.................       2,022,266
  4,000,000    U.S. Treasury Note, 6.25%, due 08/31/2000-04/30/2001.......       4,029,454
  5,000,000    U.S. Treasury Note, 5.75%, due 08/15/2003..................       4,870,510
    500,000    U.S. Treasury Bill, 7.50%, due 12/31/1996..................         502,031
  2,000,000    Federal National Mortgage Association, 8.25%, due 12/18/2000      2,145,752
  1,000,000    Federal National Mortgage Association, 5.80%, due 02/22/2006        941,597
                                                                                -----------
               TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (cost $26,091,017)     $26,343,939
                                                                                -----------

                       MORTGAGE-BACKED SECURITIES - 6.17%
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.44%

    612,069    10.00%, due 08/15/2019.....................................         671,555
  8,346,491    6.50%, due 01/15/2024 - 05/15/2026.........................       7,983,944
    972,573    6.00%, due 01/15/2026 - 02/15/2026.........................         905,100
                                                                                -----------
                                                                                 9,560,599
                                                                                -----------
                      COLLATERALIZED MORTGAGE OBLIGATIONS-2.73%
  1,250,000    DLJ Mortgage Acceptance Corporation, 1993-M17,
                 7.35%, due 12/18/2003....................................       1,228,701
  1,000,000    Federal Home Loan Mortgage Corporation - CMO PAC-1(11)
                 1311H, 7.50%, due 07/15/2020.............................       1,022,050
  2,000,000    Federal Home Loan Mortgage Corporation - GNMA PAC-1(11)
                 2E, 6.85%, due 07/25/2018................................       2,003,120
    180,784    MDC Mortgage Funding Corporation - PAC-P3,
                 8.20%, due 11/20/2017....................................         180,963
     41,346    Merrill Lynch Mortgage Investors, Inc., 1988-H,
                 9.70%, due 06/15/2008....................................          41,757
    148,414    Merrill Lynch Mortgage Investors, Inc., 1988-P,
                 10.05%, due 12/15/2008...................................         161,316
  1,180,318    Resolution Trust Corporation - 1991-M2 - A2,
                 7.673%, due 09/25/2020...................................         859,033
  1,995,120    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....       2,065,218
                                                                                -----------
                                                                                 7,562,158
                                                                                -----------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $16,856,314) .......      17,122,757
                                                                                -----------
                             CORPORATE BONDS-14.44%
                     NON-CONVERTIBLE CORPORATE BONDS-10.64%
                             AEROSPACE/DEFENSE-0.86%
  1,000,000    Boeing Company, 8.75%, due 08/15/2021......................       1,172,842
  1,200,000    Loral Corporation, 7.625%, due 06/15/2025..................       1,231,168
                                                                                -----------
                                                                                 2,404,010
                                                                                -----------
                          BANKS/SAVINGS & LOANS-1.47%
  1,000,000    Bank of New York, 7.875%, due 11/15/2002...................       1,059,092
  1,250,000    First Nationwide, 10.00%, due 10/01/2006...................       1,426,930
  1,000,000    Mercantile Bank, 7.625%, due 10/15/2002....................       1,043,056
    500,000    Summit Bancorp, 8.625%, due 12/10/2002.....................         545,604
                                                                                -----------
                                                                                 4,074,682
                                                                                -----------
                            FINANCIAL SERVICES-0.11%
    300,000    Kemper Corporation, 6.875%, due 09/15/2003.................         301,922
                                                                                -----------
                          FOODS & FOOD RETAILERS-0.70%
    750,000    Conagra, Inc., 9.75%, due 03/01/2021.......................         918,664
  1,000,000    Dart & Kraft Finance, 7.75%, due 11/30/1998................       1,028,239
                                                                                -----------
                                                                                 1,946,903
                                                                                -----------
                            HEALTHCARE PRODUCTS-0.46%
  1,365,000    American Medical Association, zero coupon, due 08/12/1997..       1,281,904
                                                                                -----------
                            HEALTHCARE SERVICES-0.37%
  1,000,000    Aetna Services, Inc., 7.625%, due 08/15/2026...............       1,017,291
                                                                                -----------
                                 INSURANCE-0.92%
  1,000,000    Continental Corporation, 7.25%, due 03/01/2003.............       1,018,645
  1,500,000    Integon Corporation, 8.00%, due 08/15/1999.................       1,522,830
                                                                                -----------
                                                                                 2,541,475
                                                                                -----------
                              LODGING/GAMING-0.45%
  1,250,000    Riviera Holdings Corporation, 11.00%, due 12/31/2002.......       1,256,250
                                                                                -----------
                                  MEDIA-1.16%
  1,500,000    Time Warner, Inc., 9.15%, due 02/01/2023...................       1,643,235
    800,000    Western Publishing, 7.65%, due 09/15/2002..................         684,000
  1,000,000    Westinghouse Electric Corporation, 7.875%, due 09/01/2023           901,524
                                                                                -----------
                                                                                 3,228,759
                                                                                -----------
                                 OIL & GAS-0.43%
  1,000,000    Coastal Corporation, 9.625%, due 05/15/2012................       1,198,898
                                                                                -----------
                          PAPER & FOREST PRODUCTS-0.35%
  1,000,000    Weyerhaeuser Company, 7.125%, due 07/15/2023...............         975,970
                                                                                -----------
                      REAL ESTATE INVESTMENT TRUSTS-0.91%
    500,000    Developers Diversified Realty, 6.58%, due 02/06/2001.......         492,194
  1,000,000    Franchise Finance Corporation of America, 7.00%, due 11/30/2000   1,004,424
  1,000,000    Franchise Finance Corporation of America, 7.875%, due 11/30/2005  1,029,722
                                                                                -----------
                                                                                 2,526,340
                                                                                -----------

                                  RETAIL-0.36%
  1,000,000    Price/Costco, Inc., 7.125%, due 06/15/2005.................         997,294
                                                                                -----------
                          TRANSPORTATION SERVICES-0.49%
  1,200,000    Burlington Northern, 8.75%, due 02/25/2022.................       1,365,259
                                                                                -----------
                         UTILITIES-GAS & ELECTRIC-1.60%
  1,100,000    Niagara Mohawk Power, 9.50%, due 06/01/2000................       1,127,760
    995,000    Niagara Mohawk Power, 8.77%, due 01/01/2018................         986,305
  1,000,000    Ohio Edison 1st Mortgage, 8.75%, due 02/15/1998............       1,023,240
    500,000    Public Service Company of New Hampshire, 9.17%,
                 due 05/15/1998...........................................         516,977
    221,000    System Energy Resources, 11.375%, due 09/01/2016...........         241,032
    500,000    Texas Utilities Electric Company, 9.50%, due 08/01/1999....         537,858
                                                                                -----------
                                                                                 4,433,172
                                                                                -----------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $29,231,722)...      29,550,129
                                                                                -----------
                        CONVERTIBLE CORPORATE BONDS-3.80%
                             CONSUMER PRODUCTS-0.28%
  1,000,000    Bell Sports Corporation, 4.25%, due 11/15/2000.............         768,750
                                                                                -----------
                             HEALTH & MEDICAL-0.93%
    560,000    CII Financial, 7.50%, due 09/15/2001.......................         522,900
  2,000,000    Tenet Healthcare Corporation, 6.00%, due 12/01/2005........       2,052,500
                                                                                -----------
                                                                                 2,575,400
                                                                                -----------
                      REAL ESTATE INVESTMENT TRUSTS - 0.58%
  1,500,000    Liberty Property Trust, 8.00%, due 07/01/2001..............       1,620,000
                                                                                -----------
                          TECHNOLOGY/ELECTRONICS-1.09%
  2,250,000    EMC Corporation, 4.25%, due 01/01/2001.....................       3,015,000
                                                                                -----------
                        TRANSPORTATION & EQUIPMENT-0.92%
  1,500,000    Airborne Freight Corporation, 6.75%, due 08/15/2001........       1,481,250
  1,000,000    Varlen Corporation, 6.50%, due 06/01/2003..................       1,082,500
                                                                                -----------
                                                                                 2,563,750
                                                                                -----------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $9,694,967)........      10,542,900
                                                                                -----------
               TOTAL CORPORATE BONDS (cost $38,926,689)...................      40,093,029
                                                                                -----------

                            FOREIGN OBLIGATIONS-0.75%
  1,000,000    Province of Alberta, 9.20%, due 11/01/1997.................       1,035,790
  1,500,000    United Mexican States, Series A, 6.25%, due 12/31/2019.....       1,055,625
                                                                                -----------
               TOTAL FOREIGN OBLIGATIONS (cost $1,790,679)................       2,091,415
                                                                                -----------

                                                                                   MARKET
    SHARES                                                                         VALUE
 -------------                 COMMON STOCKS-53.02%                             -----------
                             AEROSPACE/DEFENSE-2.37%
     15,000    Boeing Company**...........................................     $ 1,430,625
     24,551    Lockheed Martin Corporation................................       2,200,383
     60,000    Raytheon Company...........................................       2,955,000
                                                                                -----------
                                                                                 6,586,008
                                                                                -----------
                              APPAREL & SHOES-0.99%
     30,000    Nike, Inc..................................................       1,766,250
    120,000    Stride Rite Corporation....................................         990,000
                                                                                -----------
                                                                                 2,756,250
                                                                                -----------
                          BANKS/SAVINGS & LOANS-3.68%
     60,000    Mellon Bank Corporation....................................       3,907,500
     35,000    J.P. Morgan & Company, Inc. ...............................       3,023,125
     75,000    Norwest Corporation........................................       3,290,625
                                                                                -----------
                                                                                10,221,250
                                                                                -----------
                              BASIC INDUSTRY-0.02%
      2,119    Martin Marietta Materials..................................          50,326
                                                                                -----------
                                 BEVERAGES-0.89%
     65,000    Seagram Company, Ltd.......................................       2,461,875
                                                                                -----------
                                 CHEMICALS-1.05%
     80,000    Nalco Chemical Company.....................................       2,910,000
                                                                                -----------
                             COMPUTER SYSTEMS-1.03%
     65,000    Hewlett-Packard Company....................................       2,868,125
                                                                                -----------
                           ELECTRICAL EQUIPMENT-1.04%
     30,000    General Electric Company...................................       2,902,500
                                                                                -----------
                            ELECTRONICS-GENERAL-1.10%
     80,000    Loral Space & Communications*..............................       1,270,000
     45,500    Tektronix, Inc. ...........................................       1,780,188
                                                                                -----------
                                                                                 3,050,188
                                                                                -----------
                   ELECTRONICS-SEMICONDUCTORS/COMPONENTS-1.61%
     45,000    Texas Instruments, Inc. ...................................       2,165,625
     50,000    Motorola, Inc. ............................................       2,300,000
                                                                                -----------
                                                                                 4,465,625
                                                                                -----------
                            FINANCIAL SERVICES-2.06%
    105,000    Federal National Mortgage Association......................       4,108,125
     50,387    Legg Mason, Inc. ..........................................       1,624,981
                                                                                -----------
                                                                                 5,733,106
                                                                                -----------
                          FOODS & FOOD RETAILERS-1.80%
     45,000    Dole Food Company..........................................       1,755,000
     45,000    Sara Lee Corporation.......................................       1,597,500
     55,000    Supervalu, Inc. ...........................................       1,636,250
                                                                                -----------
                                                                                 4,988,750
                                                                                -----------

                            HEALTHCARE PRODUCTS-5.08%
     60,000    Abbott Laboratories........................................       3,037,500
     14,000    Allegiance Corporation*....................................         262,500
     70,000    Bausch & Lomb, Inc. .......................................       2,362,500
     70,000    Baxter International, Inc..................................       2,913,750
     52,000    Johnson & Johnson .........................................       2,561,000
     40,000    Merck & Company, Inc. .....................................       2,965,000
                                                                                -----------
                                                                                14,102,250
                                                                                -----------
                            HEALTHCARE SERVICES-2.39%
     30,000    Aetna, Inc. ...............................................       2,006,250
     18,615    Manor Care, Inc. ..........................................         730,639
    108,900    Medpartners, Inc.*.........................................       2,300,512
     80,003    Olsten Corporation.........................................       1,600,060
                                                                                -----------
                                                                                 6,637,461
                                                                                -----------
                            HOUSEHOLD PRODUCTS-1.45%
     30,000    Procter & Gamble Company...................................       2,970,000
     45,000    Rubbermaid.................................................       1,046,250
                                                                                -----------
                                                                                 4,016,250
                                                                                -----------
                                 INSURANCE-1.58%
     20,000    American International Group, Inc. ........................       2,172,500
     15,000    General Re Corporation.....................................       2,208,750
                                                                                ----------
                                                                                 4,381,250
                                                                                ----------
                                 MACHINERY-1.34%
     80,000    Crane Company..............................................       3,720,000
                                                                                ----------

                                   MEDIA-1.26%
     50,000    Time Warner, Inc. .........................................       1,862,500
     50,000    Viacom, Inc., Class A*.....................................       1,631,250
                                                                                ----------
                                                                                 3,493,750
                                                                                ----------
                              METALS & MINING-0.91%
     40,000    Phelps Dodge Corporation...................................       2,515,000
                                                                                ----------

                                OILS & GAS-4.44%
     20,000    Amerada Hess Corporation...................................       1,107,500
     25,000    Atlantic Richfield Company.................................       3,312,500
     25,000    Mobil Corporation..........................................       2,918,750
     80,000    Occidental Petroleum Corporation...........................       1,960,000
     22,500    Shell Transport & Trading Company, American Depository Receipt    2,205,000
     29,643    Union Pacific Resources....................................         815,182
                                                                                ----------
                                                                                12,318,932
                                                                                ----------
                          PAPER & FOREST PRODUCTS-2.25%
     45,000    Boise Cascade Corporation..................................       1,395,000
     50,000    Rayonier, Inc. ............................................       1,981,250
     62,800    Weyerhaeuser Company.......................................       2,880,950
                                                                                ----------
                                                                                 6,257,200
                                                                                ----------

                       REAL ESTATE INVESTMENT TRUSTS-7.42%
    100,000    BRE Properties, Inc........................................       2,300,000
     30,000    Carramerica Realty Corporation.............................         753,750
     50,000    Developers Diversified Realty Corporation..................       1,681,250
     62,500    Duke Realty Investments, Inc. .............................       2,156,250
     75,000    First Industrial Realty Trust..............................       1,940,625
     62,500    Health Care Property Investors, Inc. ......................       2,195,313
     82,500    Hospitality Properties Trust...............................       2,145,000
     84,000    Nationwide Health Properties, Inc. ........................       1,890,000
     55,000    Shurgard Storage Centers, Inc. ............................       1,443,750
     50,000    South West Property Trust..................................         750,000
     75,000    United Dominion Realty Trust...............................       1,059,375
    100,000    Wellsford Residential Property Trust.......................       2,300,000
                                                                                ----------
                                                                                20,615,313
                                                                                ----------
                       TELECOMMUNICATIONS EQUIPMENT -0.33%
     19,282    Lucent Technologies, Inc. .................................         906,254
                                                                                ----------
                                 TOBACCO-1.10%
     19,000    Phillip Morris Companies, Inc..............................       1,759,875
     45,000    RJR Nabisco Holdings Corporation...........................       1,299,375
                                                                                ----------
                                                                                 3,059,250
                                                                                ----------
                          TRANSPORTATION SERVICES-1.22%
     29,900    GATX Corporation...........................................       1,427,725
     35,000    Union Pacific Corporation..................................       1,964,375
                                                                                ----------
                                                                                 3,392,100
                                                                                ----------
                        UTILITIES - GAS & ELECTRIC-0.82%
     45,300    DPL, Inc...................................................       1,081,538
     31,500    Nipsco Industries, Inc.....................................       1,193,063
                                                                                ----------
                                                                                 2,274,601
                                                                                ----------
                      UTILITIES - TELECOMMUNICATIONS-3.80%
     65,000    AT&T Corporation...........................................       2,266,875
     60,000    Aliant Communications, Inc. ...............................         975,000
      3,000    Alltel Corporation.........................................          91,500
     25,000    Ameritech Corporation......................................       1,368,750
     30,000    Century Telephone Enterprise...............................         963,750
     80,900    Frontier Corporation.......................................       2,346,100
     60,000    GTE Corporation............................................       2,527,500
                                                                                ----------
                                                                                10,539,475
                                                                                ----------
               TOTAL COMMON STOCKS (cost $108,661,790)....................     147,223,089
                                                                               -----------
                        CONVERTIBLE PREFERRED STOCKS-5.89%
                              BASIC INDUSTRY-0.63%
     35,000    Southdown, Inc., Series D..................................       1,750,000
                                                                                ----------

                            HEALTHCARE SERVICES-0.72%
     70,000    FHP International Corporation, Series A....................       2,012,500
                                                                                ----------
                                 INSURANCE-1.67%
     31,500    Integon Corporation........................................       1,811,250
     35,000    Penncorp Financial Group...................................       2,835,000
                                                                                ----------
                                                                                 4,646,250
                                                                                ----------
                                   MEDIA-1.25%
     16,500    TCI Pacific Communications.................................       1,369,500
     54,000    Time Warner Financing - $1.24 Series.......................       2,092,500
                                                                                ----------
                                                                                 3,462,000
                                                                                ----------
                                  TOBACCO-0.41%
    200,000    RJR Nabisco Holding, Series C..............................       1,125,000
                                                                                ----------
                          TRANSPORTATION SERVICES-0.62%
     30,000    GATX Corporation, Series A.................................       1,710,000
                                                                                ----------
                         UTILITIES-GAS & ELECTRIC-0.60%
     20,000    Williams Companies, $3.50 Series...........................       1,655,000
                                                                                ----------
               TOTAL CONVERTIBLE PREFERRED STOCKS(cost $14,403,102).......      16,360,750
                                                                                ----------
 Principal
  Amount
-------------
                           REPURCHASE AGREEMENT-9.36%
$25,981,000    Repurchase agreement with First Boston, collateralized by a
               U.S. Treasury Note, in a joint trading account at 5.65%
               dated 10/31/1996, due 11/01/1996 with a maturity value of
               $25,985,078 (cost $25,981,000).............................      25,981,000
                                                                                ----------
               TOTAL INVESTMENTS (cost $232,710,593)......................     275,215,979
               Other assets ($4,095,861) less liabilities ($1,654,274)....       2,441,587
                                                                               -----------
               NET ASSETS.................................................    $277,657,566
                                                                               ===========
**Non-income producing security
**The portfolio position subject to and the description and value of written call options outstanding at October 31, 1996, were as follows:

   OPTION                      EXPIRATION      EXERCISE          VALUE OF
  CONTRACTS     SECURITY         MONTH          PRICE         CALL OPTIONS
------------- --------------   ----------     ----------      --------------
    150       Boeing Company      NOV            $95              $32,812

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1996, of $42,505,386, based on aggregate cost of $232,710,593, was composed of gross appreciation of $44,933,992 for investments having an excess of value over cost and gross depreciation of $2,428,606 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $119,050,065 and $106,069,544, respectively, for the year ended October 31, 1996, including purchases and sales of U. S. government securities of $41,506,256 and $24,073,877, respectively.

See accompanying notes to financial statements.

COMPOSITE
GROWTH & INCOME
FUND, INC.

PORTFOLIO OF
INVESTMENTS
IN SECURITIES

OCTOBER 31,
1996

                    COMPOSITE GROWTH & INCOME FUND PORTFOLIO

                                                                                   MARKET
     SHARES                                                                        VALUE
   ----------                                                                   -----------
                              COMMON STOCKS-96.83%
                            AEROSPACE/DEFENSE-5.09%
     25,000    Boeing Company**...........................................      $ 2,384,375
     55,802    Lockheed Martin Corporation................................        5,001,254
     58,040    Raytheon Company...........................................        2,858,470
                                                                                -----------
                                                                                 10,244,099
                                                                                -----------
                           BANKS/SAVINGS & LOANS-9.26%
     39,800    Bank of New York Company, Inc. ............................        1,318,375
     25,350    First Security Corporation.................................          744,656
     25,550    J.P. Morgan & Company, Inc. ...............................        2,206,881
     34,000    Mellon Bank Corporation....................................        2,214,250
     67,062    Norwest Corporation........................................        2,942,345
     80,000    Signet Banking Corporation.................................        2,310,000
     81,000    Washington Federal, Inc. ..................................        1,944,000
     18,500    Wells Fargo & Company......................................        4,941,812
                                                                                ------------
                                                                                 18,622,319
                                                                                ------------
                              BASIC INDUSTRY-0.47%
    131,700    Hanson Trust Ads, American Depository Receipt..............          839,588
      4,238    Martin Marietta Materials, Inc. ...........................          100,652
                                                                                ------------
                                                                                    940,240
                                                                                ------------
                                 BEVERAGES-2.13%
     67,500    PepsiCo, Inc. .............................................        1,999,687
     60,500    Seagram Company, Ltd.......................................        2,291,437
                                                                                ------------
                                                                                  4,291,124
                                                                                ------------
                               CAPITAL GOODS-1.33%
     91,624    Donaldson Company, Inc. ...................................        2,680,002
                                                                                ------------

                                 CHEMICALS-0.71%
     11,200    Eastman Chemical Company...................................         590,800
     41,500    Millenium Chemicals, Inc.*.................................         840,375
                                                                                ------------
                                                                                 1,431,175
                                                                                ------------
                             COMPUTER SOFTWARE-4.94%
     83,000    Autodesk, Inc. ............................................       1,898,625
     80,800    Barra, Inc.*...............................................       2,261,138
     37,010    Electronic Data Systems Corporation........................       1,665,450
     30,000    Microsoft Corporation* **..................................       4,117,500
                                                                                ------------
                                                                                 9,942,713
                                                                                ------------
                             COMPUTER SYSTEMS-1.61%
     25,000    Cabletron Systems*.........................................       1,559,375
     37,900    Hewlett-Packard Company....................................       1,672,337
                                                                                ------------
                                                                                 3,231,712
                                                                                ------------
                             CONSUMER DURABLES-1.08%
    141,083    Castle & Cooke, Inc.*......................................       2,169,151
                                                                                ------------
                           ELECTRICAL EQUIPMENT-4.14%
     45,275    Emerson Electric Company...................................       4,029,475
     44,500    General Electric Company...................................       4,305,375
                                                                                ------------
                                                                                 8,334,850
                                                                                ------------
                            ELECTRONICS/GENERAL-1.24%
     17,900    DSC Communications Corporation*............................         248,362
    140,950    Loral Space & Communications*..............................       2,237,581
                                                                                ------------
                                                                                 2,485,943
                                                                                ------------
                   ELECTRONICS-SEMICONDUCTORS/COMPONENTS-5.06%
     41,000    Intel Corporation**........................................       4,504,875
     45,000    Lattice Semiconductor Corporation*.........................       1,541,250
     47,000    Motorola, Inc. ............................................       2,162,000
     41,000    Texas Instruments, Inc. ...................................       1,973,125
                                                                                ------------
                                                                                10,181,250
                                                                                ------------
                            FINANCIAL SERVICES-2.76%
     38,000    Federal Home Loan Mortgage Corporation.....................       3,838,000
     53,052    Legg Mason, Inc. ..........................................       1,710,927
                                                                                ------------
                                                                                 5,548,927
                                                                                ------------
                           FOOD & FOOD RETAILERS-3.61%
     33,100    Campbell Soup Company**....................................       2,648,000
     61,000    Dole Food Company..........................................       2,379,000
     75,000    Supervalu, Inc. ...........................................       2,231,250
                                                                                ------------
                                                                                 7,258,250
                                                                                ------------
                            HEALTHCARE PRODUCTS-6.14%
     85,000    Abbott Laboratories........................................       4,303,125
     33,000    Forest Laboratories*.......................................       1,270,500
     82,000    Johnson & Johnson..........................................       4,038,500
     36,925    Merck and Company, Inc. ...................................       2,737,066
                                                                                ------------
                                                                                12,349,191
                                                                                ------------
                            HEALTHCARE SERVICES-5.67%
     29,400    Bausch & Lomb, Inc. .......................................         992,250
     75,600    FHP International Corporation*.............................       2,579,850
     99,515    Manor Care, Inc. ..........................................       3,905,964
    150,001    Medpartners, Inc.* ........................................       3,168,777
     11,400    Pacificare Health Systems, Class A*........................         766,650
                                                                                ------------
                                                                                11,413,491
                                                                                ------------
                       HOUSEHOLD & BUILDING PRODUCTS-0.50%
     30,200    Fleetwood Enterprises......................................       1,019,250
                                                                                ------------
                            HOUSEHOLD PRODUCTS-5.82%
     54,500    Alberto Culver Company, Class A............................       2,166,375
     28,500    Colgate Palmolive Company..................................       2,622,000
     31,500    Proctor and Gamble Company.................................       3,118,500
     78,000    Rubbermaid, Inc. ..........................................       1,813,500
     13,000    Unilever N V...............................................       1,987,375
                                                                                ------------
                                                                                11,707,750
                                                                                ------------
                                 INSURANCE-2.55%
     26,332    American International Group, Inc. ........................       2,860,314
     30,000    Penncorp Financial Group, Inc. ............................       1,038,750
     22,800    Travelers Group, Inc. .....................................       1,236,900
                                                                                ------------
                                                                                 5,135,964
                                                                                ------------

                                 MACHINERY-2.92%
     66,100    Crane Company..............................................       3,073,650
     67,000    Deere & Company............................................       2,797,250
                                                                                ------------
                                                                                 5,870,900
                                                                                ------------
                                   MEDIA-5.17%
    100,000    Dun & Bradstreet Corporation...............................       5,787,500
     53,600    Time Warner, Inc. .........................................       1,996,600
     80,000    Viacom Inc., Class A*......................................       2,610,000
                                                                                ------------
                                                                                10,394,100
                                                                                ------------
                              METALS & MINING-0.86%
     83,000    Worthington Industries.....................................       1,722,250
                                                                                ------------
                                OILS & GAS-7.23%
     15,900    Burlington Resources, Inc. ................................         800,963
     23,830    Exxon Corporation..........................................       2,111,934
     30,000    Mobil Corporation..........................................       3,502,500
    124,900    Occidental Petroleum Corporation...........................       3,060,050
     33,000    Phillips Petroleum Company.................................       1,353,000
     10,100    Royal Dutch Petroleum Company..............................       1,670,288
     11,450    Shell Transport & Trading Company, American Depository Receipt    1,122,100
     33,700    Union Pacific Resources Group..............................         926,750
                                                                                ------------
                                                                                14,547,585
                                                                                ------------
                          PAPER & FOREST PRODUCTS-3.43%
     85,000    Kimberly Clark de Mexico, American Depository Receipt......       3,272,500
     44,000    Rayonier, Inc. ............................................       1,743,500
     41,000    Weyerhaeuser Company.......................................       1,880,875
                                                                                ------------
                                                                                 6,896,875
                                                                                ------------
                       REAL ESTATE INVESTMENT TRUSTS-2.80%
     89,926    Bank of America Realty.....................................       2,068,298
     25,000    Developers Diversified Realty..............................         840,625
     17,000    Health Care Property Investors, Inc. ......................         597,125
     58,600    Hospitality Properties Trust...............................       1,523,600
     23,400    Shurgard Storage Centers, Inc. ............................         614,250
                                                                                ------------
                                                                                 5,643,898
                                                                                ------------
                               RETAIL SALES-1.88%
     41,600    Lowe's Companies...........................................       1,679,600
     60,000    Fred Meyer, Inc., Class A*.................................       2,107,500
                                                                                ------------
                                                                                 3,787,100
                                                                                ------------
                                  TOBACCO-0.88%
     19,200    Phillip Morris Companies, Inc. ............................       1,778,400
                                                                                ------------

                          TRANSPORTATION SERVICES-3.44%
     94,550    Expeditors International of Washington, Inc. ..............       3,959,282
     52,700    Union Pacific Corporation..................................       2,957,788
                                                                                ------------
                                                                                 6,917,070
                                                                                ------------
                        UTILITIES-GAS & ELECTRIC-0.96%
     70,200    MCN Corporation............................................       1,930,500
                                                                                ------------

                       UTILITIES-TELECOMMUNICATIONS-3.15%
     57,900    AT&T Corporation...........................................       2,019,263
    126,000    Aliant Communications, Inc. ...............................       2,047,500
     25,000    GTE Corporation............................................       1,053,125
     25,000    SBC Communications, Inc. ..................................       1,215,625
                                                                                ------------
                                                                                 6,335,513
                                                                                ------------
               TOTAL COMMON STOCKS (cost $145,956,692)....................     194,811,592
                                                                               -------------
                       CONVERTIBLE PREFERRED STOCKS-2.80%
                               CAPITAL GOODS-0.79%
     30,000    FHP International Corporation, Series A....................         862,500
    130,400    RJR Nabisco Holding Company, Series C......................         733,500
                                                                                ------------
                                                                                 1,596,000
                                                                                ------------
                                 INSURANCE-2.01%
     38,000    Integon Corporation........................................       2,185,000
     23,000    Penncorp Financial Group...................................       1,863,000
                                                                                ------------
                                                                                 4,048,000
                                                                                ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $5,408,483).......       5,644,000
                                                                                ------------


                           REPURCHASE AGREEMENT-0.78%
 $1,577,000    Repurchase agreement with First Boston, collateralized by
               a U.S. Treasury Note, in a joint trading account at 5.65%, dated 10/31/96, due 11/01/96 with a maturity value of
               $1,577,247 (cost $1,577,000)...............................       1,577,000
                                                                                -----------
               TOTAL INVESTMENTS (cost $152,942,175)......................     202,032,592
               Other assets ($1,169,883) less liabilities ($2,020,579)....        (850,696)
                                                                              -------------
               NET ASSETS.................................................    $201,181,896
                                                                              =============

**Non-income producing security.
**The portfolio position subject to and the description and value of written call options outstanding at October 31, 1996, were as follows:

   OPTION                             EXPIRATION        EXERCISE      VALUE OF
  CONTRACTS    SECURITY                 MONTH            PRICE     CALL OPTIONS
 ----------    ----------             ----------        --------   -------------
     95        Boeing Company            NOV            $  95        $20,781
     45        Boeing Company            DEC              100          7,875
     95        Campbell Soup Company     NOV               75         51,063
     45        Intel Corporation         NOV              110         15,187
     25        Microsoft Corporation     NOV              150            313

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1996, of $49,090,417, based on aggregate cost of $152,942,175, was composed of gross appreciation of $52,380,986 for investments having an excess of value over cost and gross depreciation of $3,290,569 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $118,374,736 and $88,534,987, respectively, during the year ended October 31, 1996, including purchases and sales of U.S. government securities of $4,383,165 and $5,193,910, respectively.

See accompanying notes to financial statements.

COMPOSITE
NORTHWEST FUND, INC.

PORTFOLIO OF
INVESTMENTS
IN SECURITIES

OCTOBER 31,
1996

                       COMPOSITE NORTHWEST FUND PORTFOLIO



                                                                                 MARKET
    SHARES                                                                        VALUE
 -----------                                                                   ------------
                              COMMON STOCKS-98.91%
                            AEROSPACE/DEFENSE-7.65%
    125,637    Boeing Company.............................................     $ 11,982,629
     56,675    Precision Castparts Corporation............................        2,649,556
                                                                               ------------
                                                                                 14,632,185
                                                                               ------------
                              APPAREL & SHOES-3.22%
    104,600    Nike, Inc., Class B........................................        6,158,325
                                                                               ------------
                          BANKS/SAVINGS & LOANS-11.10%
    163,800    First Savings Bank of Washington Bancorp, Inc. ............        2,784,600
     24,302    Horizon Financial Corporation..............................          328,077
    101,600    Interwest Bancorp, Inc. ...................................        3,073,400
    113,500    Klamath First Bancorp, Inc. ...............................        1,596,093
     79,800    Sterling Financial Corporation.............................        1,117,200
    246,210    US Bancorp.................................................        9,848,400
    103,926    Washington Federal, Inc. ..................................        2,494,224
                                                                               ------------
                                                                                 21,241,994
                                                                               ------------
                                 BEVERAGES-0.97%
    119,200    Redhook Ale Brewery, Inc. .................................        1,847,600
                                                                               ------------
                               CAPITAL GOODS-0.62%
     21,410    PACCAR, Inc. ..............................................        1,193,607
                                                                               ------------
                             COMPUTER SOFTWARE-9.27%
     19,000    CFI Proservices, Inc.*.....................................          370,500
    104,325    Microsoft Corporation*.....................................       14,318,606
    222,500    Wall Data, Inc.*...........................................        3,059,375
                                                                               ------------
                                                                                 17,748,481
                                                                               ------------
                             COMPUTER SYSTEMS-4.76%
    166,900    In Focus Systems, Inc.*....................................        3,171,100
    281,200    Sequent Computer Systems, Inc.*............................        4,165,275
    175,700    Planar Systems, Inc.* .....................................        1,778,962
                                                                               ------------
                                                                                  9,115,337
                                                                               ------------
                           ELECTRICAL EQUIPMENT-2.07%
     53,372    Fluke Corporation..........................................        2,134,880
     86,700    Merix Corporation*.........................................        1,820,700
                                                                               ------------
                                                                                  3,955,580
                                                                               ------------
                            ELECTRONICS/GENERAL-7.96%
    153,000    Electro Scientific Industries, Inc.*.......................        3,136,500
     47,800    FEI Company................................................          579,575
    137,800    Flir Systems, Inc.*........................................        1,929,200
    109,500    Itron, Inc.*...............................................        1,820,438
    399,900    Mentor Graphics Corporation*...............................        3,399,150
    111,500    Tektronix, Inc.............................................        4,362,438
                                                                               ------------
                                                                                 15,227,301
                                                                               ------------
                       ELECTRONICS - SEMICONDUCTORS-5.82%
     42,400    Intel Corporation..........................................      $ 4,658,700
    125,200    Lattice Semiconductor Corporation*.........................        4,288,100
     14,400    Micron Technology, Inc.*...................................          365,400
    105,300    Triquint Semiconductor, Inc.*..............................        1,829,587
                                                                               ------------
                                                                                 11,141,787
                                                                               ------------
                           FOOD & FOOD RETAILERS-3.56%
    198,200    Albertson's, Inc...........................................        6,813,125
                                                                               ------------

                            HEALTHCARE PRODUCTS-6.12%
    102,000    Advanced Technology Laboratories, Inc.*....................        3,111,000
    422,450    Icos Corporation*..........................................        3,168,375
    148,300    Immunex Corporation*.......................................        2,002,050
    265,800    Ostex International, Inc.*.................................        1,760,925
     57,800    Pathogenesis Corporation*..................................        1,213,800
     22,200    SpaceLabs Medical, Inc.*...................................          449,550
                                                                               ------------
                                                                                 11,705,700
                                                                               ------------
                            HEALTHCARE SERVICES-1.19%
     32,300    Pacificare Health Systems, Inc., Class B*..................        2,269,075
                                                                               ------------

                                 INSURANCE-2.77%
    140,400    Safeco Corporation.........................................        5,300,100
                                                                               ------------
                           LODGING & RESTAURANTS-2.44%
     89,500    Red Lion Hotels, Inc.*.....................................        2,685,000
     61,300    Starbucks Corporation*.....................................        1,992,250
                                                                               ------------
                                                                                  4,677,250
                                                                               ------------
                                 MACHINERY-0.87%
    151,550    Flow International Corporation*............................        1,193,456
     42,000    Greenbrier Companies, Inc..................................          462,000
                                                                               ------------
                                                                                  1,655,456
                                                                               ------------
                              METALS & MINING-2.88%
     18,750    Coeur d'Alene Mines Corporation............................          274,219
     77,350    Hecla Mining Company*......................................          435,093
     50,200    Oregon Metallurgical*......................................        1,581,300
    121,300    Schnitzer Steel Industries Inc., Class A...................        3,229,613
                                                                               ------------
                                                                                  5,520,225
                                                                               ------------
                          PAPER & FOREST PRODUCTS-6.76%
     21,933    Boise Cascade Corporation..................................          679,923
     15,100    Georgia-Pacific Corporation................................        1,132,500
     58,550    Longview Fibre Company.....................................        1,017,306
    101,288    Louisiana Pacific Corporation..............................        2,114,387
     89,800    Weyerhaeuser Company.......................................        4,119,575
     57,400    Willamette Industries, Inc.................................        3,874,500
                                                                               ------------
                                                                                 12,938,191
                                                                               ------------
                       REAL ESTATE INVESTMENT TRUSTS-3.32%
    123,500    Pacific Gulf Properties, Inc. .............................        2,300,188
     70,700    Shurgard Storage Centers, Inc. ............................        1,855,875
     95,800    Wellsford Residential Property Trust.......................        2,203,400
                                                                               ------------
                                                                                  6,359,463
                                                                               ------------
                               RETAIL SALES-6.64%
    181,800    Fred Meyer, Inc.*..........................................        6,385,725
    253,125    Price/Costco, Inc.*........................................        5,030,859
     35,341    Quality Food Centers, Inc.*................................        1,289,947
                                                                               ------------
                                                                                 12,706,531
                                                                               ------------
                          TRANSPORTATION SERVICES-7.16%
    144,500    Airborne Freight Corporation...............................        2,871,938
    160,900    Alaska Air Group, Inc.*....................................        3,539,800
    174,300    Expeditor's International of Washington, Inc...............        7,298,813
                                                                               ------------
                                                                                 13,710,551
                                                                               ------------
                        UTILITIES - GAS & ELECTRIC-0.60%
     26,100    Portland General Corporation...............................        1,141,875
                                                                               ------------
                      UTILITIES - TELECOMMUNICATIONS-1.16%
    160,500    General Communication, Inc.*...............................        1,103,438
     67,700    Western Wireless Corporation, Class A*.....................        1,117,050
                                                                               ------------
                                                                                  2,220,488
                                                                               ------------
               TOTAL COMMON STOCKS (cost $127,421,131)....................      189,280,227
                                                                               ------------
   PRINCIPAL
    AMOUNT
  -----------
                           REPURCHASE AGREEMENT-1.32%
$ 2,518,000    Repurchase agreement with First Boston, collateralized by
               a U.S. Treasury Note in a joint trading account at 5.65%, dated
               10/31/96, due 11/01/96 with a maturity value of $2,518,395
               (cost $2,518,000)..........................................        2,518,000
                                                                               ------------
               TOTAL INVESTMENTS (cost $129,939,131)......................      191,798,227
               Other assets ($1,381,129) less liabilities ($1,819,938)....         (438,809)
                                                                               ------------
               NET ASSETS.................................................     $191,359,418
                                                                               ============

* Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1996, of $61,859,096 based on aggregate cost of $129,939,131 was composed of gross appreciation of $70,642,593 for investments having an excess of value over cost and gross depreciation of $8,783,497 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $76,342,508 and $73,613,104, respectively, during the year ended October 31, 1996.

See accompanying notes to financial statements.

FINANCIAL
INFORMATION
OCTOBER 31,
1996
                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
         COMPOSITE BOND & STOCK FUND, INC.
         COMPOSITE GROWTH & INCOME FUND
         COMPOSITE NORTHWEST FUND, INC.

     We have audited the accompanying statements of assets and liabilities of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest Fund, Inc., including the investment portfolios, as of October 31, 1996, the related statements of operations for the year then ended and the related statements of changes in net assets for the years ended October 31, 1996 and 1995. For Composite Growth & Income Fund and Composite Northwest Fund, Inc., we have audited the financial highlights for each of the five years in the period ended October 31, 1996. For Composite Bond & Stock Fund, Inc., we have audited the financial highlights for each of the five fiscal years in the period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest Fund, Inc., as of October 31, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

LeMASTER & DANIELS PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
NOVEMBER 20, 1996

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996
                                                                  COMPOSITE      COMPOSITE        COMPOSITE
                                                                 BOND & STOCK  GROWTH & INCOME  NORTHWEST FUND,
                                                                  FUND, INC.        FUND            INC.
                                                                ------------- ---------------  --------------
ASSETS
Investments at market (identified cost - $232,710,593,
  $152,942,175 and $129,939,131, respectively)...............    $275,215,979  $202,032,592    $191,798,227
Cash.........................................................           9,939         9,645          10,196
Prepaid expense..............................................          17,338        12,871          13,488
Receivable for:
  Investment securities sold.................................       1,853,796       340,304       1,109,007
  Interest...................................................       1,562,332           247             523
  Sale of Fund's shares......................................         253,575       511,476         169,175
  Dividends..................................................         398,881       275,968          78,740
  Premium on covered call options written....................               -        19,372               -
                                                                 ------------  ------------    ------------
Total assets.................................................     279,311,840   203,202,475     193,179,356
                                                                 ------------  ------------    ------------
LIABILITIES
Covered call options written at market
  (premiums received - $59,473, $76,899, $0, respectively)...          32,812        95,219              -
Payable for:
  Investment securities purchased............................       1,193,200     1,774,380       1,433,272
  Repurchase of Fund's shares................................         333,881        69,274         291,965
  Accrued expenses and other payables........................          94,381        81,706          94,701
                                                                 ------------  ------------    ------------
Total liabilities............................................       1,654,274     2,020,579       1,819,938
                                                                 ------------  ------------    ------------
NET ASSETS ..................................................    $277,657,566  $201,181,896    $191,359,418
                                                                 ============  ============    ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................    $      9,438  $      1,167    $         97
Additional paid-in capital...................................     216,073,678   137,821,794     111,320,710
Undistributed net investment income..........................       1,322,002       275,454           1,446
Accumulated net realized gain................................      17,720,401    14,011,384      18,178,069
Net unrealized appreciation of investments...................      42,532,047    49,072,097      61,859,096
                                                                 ------------  ------------    ------------
                                                                 $277,657,566  $201,181,896    $191,359,418
                                                                 ============  ============    ============
SHARES OUTSTANDING ..........................................      18,876,477    11,665,223       9,725,904
                                                                 ============  ============    ============
CLASS A SHARES:
  Net asset value and redemption price per share
   (net assets of $255,414,120, $178,330,523, and $176,706,441, respectively, for 17,361,806, 10,334,058, and 8,972,376
   shares outstanding, respectively).........................          $14.71        $17.26         $19.69
                                                                 ============= ============    ============
  Offering price per share (100/95.5 of net asset
       value per share) .....................................          $15.40        $18.07         $20.62
                                                                 ============= ============    ============
CLASS B SHARES:
  Net asset value, offering price and redemption price per share
   (net assets of $22,243,446, $22,851,373, and $14,652,977,
   respectively, for 1,514,671, 1,331,165, and 753,528
   shares outstanding, respectively).........................          $14.69        $17.17         $19.45
                                                                 ============= ============    ============

On sales of $25,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1996
                                                                  COMPOSITE      COMPOSITE      COMPOSITE
                                                                 BOND & STOCK     GROWTH &      NORTHWEST
                                                                  FUND, INC.    INCOME FUND     FUND, INC.
                                                                -------------   ------------  --------------
INVESTMENT INCOME:
  Dividends...................................................  $ 4,829,069    $ 3,570,866     $ 1,995,991
  Interest....................................................    6,819,492        340,632         228,519
                                                                -------------   ------------  --------------
Total income..................................................   11,648,561      3,911,498       2,224,510
                                                                -------------   ------------  --------------
Expenses:
  Management fees.............................................    1,555,733      1,065,507       1,123,204
  Distribution expenses - Class A.............................      394,279        265,579         360,642
  Distribution expenses - Class B.............................      148,688        151,222         106,606
  Shareholder servicing - Class A.............................      202,006        165,590         291,455
  Shareholder servicing - Class B.............................       20,907         28,194          29,344
  Postage, printing and office expense........................      143,434        118,713         199,180
  Registration and filing fees................................       51,767         48,276          36,859
  Custodial fees..............................................       35,360         32,867          26,296
  Auditing and legal fees.....................................       11,643         10,652           9,779
  Insurance...................................................        9,658          6,899           7,319
  Directors' fees.............................................        7,299          7,299           7,299
  Expense reimbursement.......................................            -              -        (166,941)
                                                                -------------   ------------  --------------
Total expenses................................................    2,580,774      1,900,798       2,031,042
Fees paid indirectly..........................................       (8,048)        (5,368)         (3,962)
                                                                -------------   ------------  --------------
Net expenses..................................................    2,572,726      1,895,430       2,027,080
                                                                -------------   ------------  --------------
Net investment income.........................................    9,075,835      2,016,068         197,430
                                                                -------------   ------------  --------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain from investment transactions....................   17,743,293     14,044,609      18,297,956
Unrealized appreciation of
  investments during the year.................................    8,484,821     18,741,419       5,491,521
                                                                -------------   ------------  --------------
Net realized and unrealized gain on investments...............   26,228,114     32,786,028      23,789,477
                                                                -------------   ------------  --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................  $35,303,949    $34,802,096     $23,986,907
                                                                =============   ============  ==============
See accompanying notes to financial statements.

                                                            STATEMENTS OF CHANGES IN NET ASSETS

                                             COMPOSITE BOND & STOCK         COMPOSITE GROWTH           COMPOSITE NORTHWEST
                                                   FUND, INC.                 & INCOME FUND                 FUND, INC.
                                           ---------------------------  --------------------------   -------------------------
                                             YEARS ENDED OCTOBER 31,    YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,
                                           ---------------------------  --------------------------   -------------------------
                                                1996          1995         1996           1995          1996          1995
                                           ------------- -------------  ------------  ------------   ----------    -----------
OPERATIONS
Net investment income.....................  $ 9,075,835   $ 7,801,438   $ 2,016,068   $ 1,869,353     $ 197,430    $ 647,511

Realized gain from
  investment transactions.................   17,743,293     5,091,453    14,044,609     5,167,763    18,297,956    3,535,477

Unrealized appreciation of
  investments during the year.............    8,484,821    27,020,438    18,741,419    15,766,081     5,491,521   26,914,344
                                           ------------- -------------  ------------  ------------   ----------- -------------
Net increase in net assets
  resulting from operations...............   35,303,949    39,913,329    34,802,096    22,803,197    23,986,907   31,097,332

DIVIDENDS TO SHAREHOLDERS
  From net investment income:
   Class A................................   (8,283,363)   (7,611,297)   (1,970,751)   (1,620,482)     (276,041)    (691,134)
   Class B................................     (404,212)     (142,065)      (63,860)      (37,057)            -       (1,003)
  From net capital gains from
   investment transactions:
   Class A................................   (4,933,381)   (1,345,096)   (4,850,669)   (3,249,511)   (1,664,400)           -
   Class B................................     (193,534)      (24,534)     (350,319)      (82,370)      (80,343)           -

NET CAPITAL SHARE
TRANSACTIONS
   Class A................................   26,512,465   (13,056,430)   22,518,259    10,857,705    (2,041,396) (24,088,466)
   Class B................................   13,691,710     3,253,167    11,596,203     5,910,393     6,398,405    2,995,582
                                           ------------- -------------  ------------  ------------  ------------ ------------
Total increase in net assets..............   61,693,634    20,987,074    61,680,959    34,581,875    26,323,132    9,312,311

NET ASSETS
Beginning of the year.....................  215,963,932   194,976,858   139,500,937   104,919,062   165,036,286  155,723,975
                                           ------------- -------------  ------------  ------------  ------------ ------------
End of the year........................... $277,657,566  $215,963,932  $201,181,896  $139,500,937  $191,359,418 $165,036,286
                                           ============= =============  ============  ============  ============ ============
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF  YEAR ...................  $ 1,322,002     $ 933,742     $ 275,454     $ 293,997       $ 1,446     $ 80,057
                                           ============= =============  ============  ============  ============ ============

See accompanying notes to financial statements.

                                                                                   FINANCIAL HIGHLIGHTS
COMPOSITE BOND & STOCK FUND, INC.                                                                               ELEVEN
                                                                                                                MONTHS
CLASS A                                                                                                         ENDED
                                                                              YEARS ENDED OCTOBER 31,          OCTOBER
                                                                         ------------------------------------    31,
                                                                           1996     1995     1994      1993     1992(4)
                                                                         --------  -------  ------- --------- ---------

NET ASSET VALUE, BEGINNING OF PERIOD..........................            $13.48   $11.53   $12.23    $11.27     $11.01
                                                                         --------  -------  ------- --------- ---------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................              0.52     0.50     0.46     0.48       0.44
 Net Gains(Losses) on Securities (both realized and unrealized)             1.53     2.02    (0.57)    1.06       0.80
                                                                         --------  -------  ------- --------- ---------
   Total From Investment Operations...........................              2.05     2.52    (0.11)    1.54       1.24
                                                                         --------  -------  ------- --------- ---------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................             (0.50)   (0.49)   (0.44)   (0.46)     (0.53)
 Distributions (from capital gains)...........................             (0.32)   (0.08)   (0.15)   (0.12)     (0.45)
                                                                         --------  -------  ------- --------- ---------
   Total Distributions........................................             (0.82)   (0.57)   (0.59)   (0.58)     (0.98)
                                                                         --------  -------  ------- --------- ---------
NET ASSET VALUE, END OF PERIOD ...............................            $14.71   $13.48   $11.53   $12.23     $11.27
                                                                         ========  =======  ======= ========= =========
TOTAL RETURN (1) .............................................             15.66%   22.55%   -0.90%   13.99%     11.92%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's).........................          $255,414  $208,592 $191,615  $180,281   $102,523
 Ratio of Expenses to Average Net Assets(2) ..................              0.98%    1.02%    1.06%    1.13%      1.13%(6)
 Ratio of Net Income to Average Net Assets....................              3.68%    3.98%    3.97%    4.01%      4.30%(6)
 Portfolio Turnover Rate......................................                46%      32%      25%      19%        15%(6)
 Average Commission Paid(3) ..................................           $0.0632        -        -        -         -

                                                                                                  MARCH 30,
CLASS B                                                              YEARS ENDED OCTOBER 31,         TO
                                                                     -----------------------     OCTOBER 31,
                                                                        1996         1995          1994(5)
                                                                     -----------  ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................          $13.47      $11.51         $11.49
                                                                     -----------  ----------    -------------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................            0.41        0.39           0.18
 Net Gains on Securities (both realized and unrealized).......            1.53        2.03           0.04
                                                                     -----------  ----------    -------------
   Total From Investment Operations...........................            1.94        2.42           0.22
 LESS DISTRIBUTIONS                                                  -----------  ----------    -------------
 Dividends (from net investment income).......................           (0.40)      (0.38)         (0.20)
 Distributions (from capital gains)...........................           (0.32)      (0.08)             -
                                                                     -----------  ----------    -------------
   Total Distributions........................................           (0.72)      (0.46)         (0.20)
                                                                     -----------  ----------    -------------
NET ASSET VALUE, END OF PERIOD ...............................          $14.69      $13.47         $11.51
                                                                     ===========  ==========    =============
TOTAL RETURN (1) .............................................           14.73%      21.60%          1.94%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's).........................         $22,243      $7,372         $3,362
 Ratio of Expenses to Average Net Assets(2) ..................           1.86%       1.84%           1.77%(6)
 Ratio of Net Income to Average Net Assets....................           2.80%       3.10%           3.22%(6)
 Portfolio Turnover Rate......................................             46%         32%             25%
 Average Commission Paid(3) ..................................         $0.0632          -               -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) Change in Fund's fiscal year-end.
(5) From the commencement of offering of Class B shares.
(6) Annualized.

                                                                        FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                 (UNAUDITED)
COMPOSITE GROWTH & INCOME FUND

CLASS A                                                                       YEARS ENDED OCTOBER 31,
                                                                    ---------------------------------------------
                                                                      1996     1995     1994       1993    1992
                                                                    -------- -------- --------  --------- -------

NET ASSET VALUE, BEGINNING OF YEAR............................      $14.65   $12.71    $12.81     $12.02  $11.86
                                                                    -------- -------- --------  --------- -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................        0.20     0.22      0.18       0.21    0.29
 Net Gains on Securities (both realized and unrealized).......        3.16     2.31      0.85       1.10    0.80
                                                                    -------- -------- --------  --------- -------
   Total From Investment Operations...........................        3.36     2.53      1.03       1.31    1.09
                                                                    -------- -------- --------  --------- -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................       (0.21)   (0.19)    (0.18)     (0.21)  (0.34)
 Distributions (from capital gains)...........................       (0.54)   (0.40)    (0.95)     (0.31)  (0.59)
                                                                    -------- -------- --------  --------- -------
   Total Distributions........................................       (0.75)   (0.59)    (1.13)     (0.52)  (0.93)
                                                                    -------- -------- --------  --------- -------
NET ASSET VALUE, END OF YEAR ...............................        $17.26   $14.65    $12.71     $12.81  $12.02
                                                                    ======== ======== ========  ========= =======
TOTAL RETURN (1) .............................................       23.61%   20.87%     8.55%     11.06%   9.94%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year ($1,000's).........................      $178,331 $130,630  $102,837    $95,229  $81,102
 Ratio of Expenses to Average Net Assets(2) ..................        1.03%    1.07%     1.10%      1.17%   1.10%
 Ratio of Net Income to Average Net Assets....................        1.26%    1.62%     1.45%      1.67%   2.37%
 Portfolio Turnover Rate......................................          52%      39%       34%        54%     18%
 Average Commission Paid(3) ..................................    $ 0.0654        -         -          -       -

                                                                                                        MARCH 30,
CLASS B                                                                 YEARS ENDED OCTOBER 31,            TO
                                                                      --------------------------       OCTOBER 31,
                                                                          1996           1995            1994(4)
                                                                      -----------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................           $14.59        $12.68            $12.00
                                                                      -----------     ----------      ------------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................             0.06          0.11              0.05
 Net Gain on Securities (both realized and unrealized)........             3.14          2.31              0.69
                                                                      -----------     ----------      ------------
   Total From Investment Operations...........................             3.20          2.42              0.74
                                                                      -----------     ----------      ------------
LESS DISTRIBUTIONS
Dividends (from net investment income).......................             (0.08)        (0.11)            (0.06)
 Distributions (from capital gains)...........................            (0.54)        (0.40)                -
                                                                      -----------     ----------      ------------
   Total Distributions........................................            (0.62)        (0.51)            (0.06)
                                                                      -----------     ----------      ------------
NET ASSET VALUE, END OF PERIOD................................           $17.17        $14.59            $12.68
                                                                      ===========     ==========      ============
TOTAL RETURN (1) .............................................            22.55%        19.95%             6.14%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year ($1,000's)...........................           $22,851       $8,871            $2,082
 Ratio of Expenses to Average Net Assets(2) ..................             1.94%        1.91%             1.85%(5)
 Ratio of Net Income to Average Net Assets....................             0.34%        0.69%             0.65%(5)
 Portfolio Turnover Rate......................................               52%          39%               34%
 Average Commission Paid(3) ..................................          $0.0654            -                 -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

COMPOSITE NORTHWEST FUND, INC.

CLASS A

                                                                            YEARS ENDED OCTOBER 31,
                                                                ----------------------------------------------
                                                                  1996     1995     1994       1993     1992
                                                                -------- -------- --------   --------  -------

NET ASSET VALUE, BEGINNING OF YEAR............................   $17.40    $14.30   $14.50    $14.04   $13.45
                                                                -------- -------- --------   --------  -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................     0.03      0.07     0.08      0.07     0.08
 Net Gains on Securities (both realized and unrealized).......     2.47      3.10     0.35      0.46     0.69
                                                                -------- -------- --------   --------  -------
   Total From Investment Operations...........................     2.50      3.17     0.43      0.53     0.77
                                                                -------- -------- --------   --------  -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................    (0.03)    (0.07)   (0.08)    (0.07)   (0.07)
 Distributions (from capital gains)...........................    (0.18)        -    (0.55)        -    (0.11)
                                                                -------- -------- --------   --------  -------
   Total Distributions........................................    (0.21)    (0.07)   (0.63)    (0.07)   (0.18)
                                                                -------- -------- --------   --------  -------
NET ASSET VALUE, END OF YEAR .................................   $19.69    $17.40   $14.30    $14.50   $14.04
                                                                ======== ======== ========   ========  =======
TOTAL RETURN (1) .............................................    14.54%    22.24%    2.97%     3.82%    5.77%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year ($1,000's)...........................  $176,706 $157,953 $152,622  $168,840 $167,115
 Ratio of Expenses to Average Net Assets(2) ..................     1.08%     1.10%    1.09%     1.09%    1.11%
 Ratio of Net Income to Average Net Assets....................     0.16%     0.44%    0.51%     0.48%    0.53%
 Portfolio Turnover Rate......................................       42%        9%      11%        8%       4%
 Average Commission Paid(3) ..................................  $0.0665         -        -         -        -

                                                                                                 MARCH 30,
CLASS B                                                               YEARS ENDED OCTOBER 31,       TO
                                                                     -----------------------    OCTOBER 31,
                                                                        1996         1995         1994(4)
                                                                     -----------  ----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................         $17.31       $14.28        $14.42
                                                                     -----------  ----------    -----------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................         (0.08)        (0.05)        (0.02)
 Net Gains (Losses) on Securities (both realized and unrealized)        2.40          3.08         (0.12)
                                                                     -----------  ----------    -----------
   Total From Investment Operations...........................          2.32          3.03         (0.14)
                                                                     -----------  ----------    -----------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................             -             -             -
 Distributions (from capital gains)...........................         (0.18)            -             -
                                                                     -----------  ----------    -----------
   Total Distributions........................................         (0.18)            -             -
                                                                     -----------  ----------    -----------
NET ASSET VALUE, END OF PERIOD ...............................        $19.45        $17.31        $14.28
                                                                     ===========  ==========    ===========
TOTAL RETURN (1) .............................................         13.54%        21.25%        -0.97%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's).........................        $14,653       $7,083        $3,102
 Ratio of Expenses to Average Net Assets(2) ..................          1.98%        1.95%          1.96%(5)
 Ratio of Net Income to Average Net Assets....................         -0.76%       -0.45%         -0.39%(5)
 Portfolio Turnover Rate......................................            42%          19%            11%
 Average Commission Paid(3) ..................................        $0.0665           -              -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

                 NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

NOTE 1 - ACCOUNTING POLICIES
     Composite Bond & Stock Fund, Inc., Composite Equity Series, Inc., and Composite Northwest Fund, Inc. (Composite Northwest 50 Fund, Inc. prior to December 15, 1995), collectively the Funds, are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Composite Growth & Income Fund is a portfolio of Composite Equity Series, Inc.
     The Funds offer both Class A and Class B shares. The two classes of shares differ in their respective sales charges, shareholder servicing agent fees, and distribution and service fees. All shareholders bear the common expenses of each Fund pro rata, based on value of shares outstanding, without distinction between share class. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
     Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
c.   Each Fund records dividends to shareholders on the ex-dividend date.
d. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions are determined on the basis of identified cost.
e. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for deferral of wash sales.
f. Custodial fees have been increased by $8,048, $5,368, and $3,962, for the Bond & Stock Fund, Growth & Income Fund, and Northwest Fund, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly," to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
g. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - COVERED CALL OPTIONS WRITTEN
     Each Fund may write listed covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of options written. A covered call option gives the holder the right to buy the underlying security, which each Fund owns, at any time during the option period at a predetermined exercise price. The risk in writing a covered call option is that each Fund gives up the opportunity to participate in any increase in price of the underlying security beyond the exercise price. Proceeds from the call options exercised are increased by the amount of premium received. If an option expires or is canceled in a closing transaction, each Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received. As of October 31, 1996, portfolio securities valued at $1,430,625 and $2,932,813 were held in a segregated account by the custodian in connection with covered call options written by the Bond & Stock Fund and Growth & Income Fund, respectively.
     Transactions in written covered call options during the year ended October 31, 1996, were as follows:

                                                                      COMPOSITE            COMPOSITE
                                                                    BOND & STOCK        GROWTH & INCOME
                                                                     FUND, INC.              FUND
                                                                 -------------------   -------------------
                                                                 NUMBER OF             NUMBER OF
                                                                 CONTRACTS  PREMIUMS   CONTRACTS  PREMIUMS
                                                                 ---------  --------   ---------  --------
Outstanding at October 31, 1995...............................        0     $      0       0     $      0
Written.......................................................      450      192,171     440      119,739
Exercised.....................................................     (300)    (132,698)   (135)     (42,840)
Expired.......................................................       0             0       0            0
                                                                 ---------  --------   ---------  --------
Outstanding at October 31, 1996...............................      150     $ 59,473     305     $ 76,899
                                                                 =========  ========   =========  ========

NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
     The amounts of fees and expenses described below are shown on each Fund's statement of operations. Composite Research & Management Co. (the "Adviser") manages each Fund; Murphey Favre, Inc. (the "Distributor") is the principal underwriter; and Murphey Favre Securities Services, Inc. (the "Transfer Agent") is the shareholder servicing agent. All are affiliates of Washington Mutual Bank and Washington Mutual fsb and are subsidiaries of Washington Mutual, Inc.
     Management fees were paid by each Fund to the Adviser. Management fees for the Bond & Stock Fund and Growth & Income Fund are equal to an annual rate of
 .625% of each Fund's average daily net assets. Fees are reduced to .50% of average daily net assets in excess of $250 million. The management fee for the Northwest Fund is equal to an annual rate of .625% of the Fund's average daily net assets to $500 million. The fee will be reduced to an annual rate of .50% of average daily net assets of $500 million to $1 billion, and to .375% on average daily net assets in excess of $1 billion. Also, under terms of the Northwest Fund's management agreement, the Adviser will reimburse Northwest should fund expenses (excluding taxes, interest, and portfolio brokerage but including the management fee) exceed in any fiscal year 1.50% of the average daily net assets up to $30 million, and 1% of such net assets over $30 million. For the year ended October 31, 1996, the Northwest Fund was reimbursed $166,941 under this agreement.
     Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
     Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing Fund distributions and reports. Under the terms of the shareholder servicing agreement, the authorized monthly shareholder servicing fees are $1.35 and $1.45 per Class A and Class B shares accounts, respectively.
     Distribution expenses were paid to the Distributor in accordance with separate distribution plans for Class A and Class B. Each Fund's Board of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A distribution plan provides that each Fund will reimburse the Distributor up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payments to brokers. The Class B
distribution   plan  provides  that  the  Funds  will  pay  the   Distributor  a
distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
     For the year ended October 31, 1996, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $1,064,004, $586,437, and $517,022, of which $1,047,926, $563,398, and $465,694 was retained by the
Distributor in the Bond & Stock Fund, Growth & Income Fund, and Northwest Fund, respectively. For the year ended October 31, 1996, the Distributor received contingent deferred sales charges of $28,776, $24,626, and $15,160 for the Bond & Stock Fund, Growth & Income Fund, and Northwest Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by the Distributor at the time of such sales. Also, under terms of the distribution contracts, the Distributor will reimburse each Fund if Fund expenses exceed the most stringent, applicable state blue sky limitation. No such reimbursement was required during the year ended October 31, 1996.

NOTE 4 - CAPITAL STOCK
COMPOSITE BOND & STOCK FUND, INC.

Capital stock authorized..............  300,000,000
Designated as:
  Class A.............................  200,000,000
  Class B.............................  100,000,000
Par value per share...................      $0.0005

                                                                    CLASS A                  CLASS B
                                                            -----------------------  ------------------------
                                                            YEARS ENDED OCTOBER 31,  YEARS ENDED OCTOBER 31,
                                                               1996        1995         1996          1995
                                                            ----------- -----------  -----------   ----------
SHARES
Sold.....................................................    3,502,594   1,549,537     1,071,938     277,347
Issued for reinvestment of dividends and capital gains...      551,925     701,393        28,182      12,463
                                                            ----------- -----------  -----------   ----------
                                                             4,054,519   2,250,930     1,100,120     289,810
Reacquired...............................................   (2,170,504) (3,397,944)     (132,719)    (34,621)
                                                            ----------- -----------  -----------   ----------
Net increase (decrease) .................................    1,884,015  (1,147,014)      967,401     255,189
AMOUNT                                                      =========== ===========  ===========   ==========
Sold..................................................... $ 44,698,687 $ 19,292,373  $14,984,826  $ 3,517,987
Issued for reinvestment of dividends and capital gains...   12,571,523    8,425,803      592,143      164,801
                                                            ----------- -----------  -----------   ----------
                                                            57,270,210   27,718,176   15,576,969    3,682,788
Reacquired...............................................  (30,757,745) (40,774,606)  (1,885,259)    (429,621)
                                                            ----------- -----------  -----------   ----------
Net increase (decrease) ................................. $ 26,512,465 $(13,056,430) $13,691,710   $3,253,167
                                                            =========== ===========  ===========   ==========

COMPOSITE GROWTH & INCOME FUND

Capital stock authorized..............   40,000,000
Designated as:
  Class A.............................   25,000,000
  Class B.............................   15,000,000
Par value per share..................       $0.0001


                                                                    CLASS A                  CLASS B
                                                           ------------------------  -----------------------
                                                            YEARS ENDED OCTOBER 31,  YEARS ENDED OCTOBER 31,
                                                               1996        1995          1996       1995
                                                           ------------ -----------  ----------- -----------
SHARES
Sold.....................................................    2,162,456   1,994,187      781,671    477,156
Issued for reinvestment of dividends and capital gains...      424,694      78,845       27,517      2,070
                                                           ------------ -----------  ----------- -----------
                                                             2,587,150   2,073,032      809,188    479,226
Reacquired...............................................   (1,172,395) (1,247,093)     (86,112)   (35,353)
                                                           ------------ -----------  ----------- -----------
Net increase ............................................    1,414,755     825,939      723,076    443,873
AMOUNT ..................................................  ============ ===========  =========== ===========
Sold..................................................... $ 34,852,996 $22,670,694  $12,562,783 $6,269,139
Issued for reinvestment of dividends and capital gains...    6,465,408   4,557,325      413,214    118,471
                                                           ------------ -----------  ----------- -----------
                                                            41,318,404  27,228,019   12,975,997  6,387,610
Reacquired...............................................  (18,800,145)(16,370,314)  (1,379,794)  (477,217)
                                                           ------------ -----------  ----------- -----------
Net increase ............................................ $ 22,518,259 $10,857,705  $11,596,203 $5,910,393
                                                           ============ ===========  =========== ===========

NOTE 4 -  CAPITAL STOCK
COMPOSITE NORTHWEST FUND, INC.

Capital stock authorized..............10,000,000,000
Designated as:
  Class A............................. 6,000,000,000
  Class B............................. 4,000,000,000
Par value per share...................      $0.00001

                                                                    CLASS A                  CLASS B
                                                          -------------------------  ------------------------
                                                            YEARS ENDED OCTOBER 31,  YEARS ENDED OCTOBER 31,
                                                               1996         1995         1996        1995
                                                          ------------ ------------- ------------ -----------
SHARES
Sold.....................................................    1,670,374    2,053,954      384,301    233,910
Issued for reinvestment of dividends and capital gains...      107,929       43,814        4,603          -
                                                          ------------ ------------- -----------  -----------
                                                             1,778,303    2,097,768      388,904    233,910
Reacquired...............................................   (1,881,146)  (3,693,516)     (44,652)   (41,868)
                                                          ------------ ------------- -----------  -----------
Net increase (decrease) .................................     (102,843)  (1,595,748)     344,252    192,042
AMOUNT                                                    ============ ============= ===========  ===========
Sold..................................................... $ 30,838,126 $ 31,637,029   $7,154,271 $3,650,064
Issued for reinvestment of dividends and capital gains...    1,894,196      658,565       80,228      1,003
                                                          ------------ ------------- -----------  -----------
                                                            32,732,322   32,295,594    7,234,499  3,651,067
Reacquired...............................................  (34,773,718) (56,384,060)    (836,094)  (655,485)
                                                          ------------ ------------- -----------  -----------
Net increase (decrease) ................................. $( 2,041,396)$(24,088,466)  $6,398,405 $2,995,582
                                                          ============ ============= ===========  ===========

--------------------------------------------------------------------------------
                    FOR FURTHER INFORMATION, PLEASE CONTACT:
                                  Fund Offices
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
--------------------------------------------------------------------------------

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1220 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                               Murphey Favre, Inc.
               1201 Third Avenue, Suite 780 Seattle, WA 98101-3015

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 800 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464


OFFICERS                                          BOARD OF DIRECTORS

PRESIDENT                                         Wayne L. Attwood, M.D.
William G. Papesh                                 Kristianne Blake
                                                  Anne V. Farrell
EXECUTIVE VICE PRESIDENT                          Edwin J. McWilliams
Kerry K. Killinger                                Michael K. Murphy
                                                  William G. Papesh
VICE PRESIDENTS                                   Jay Rockey
Gene G. Branson                                   Leland J. Sahlin
Douglas D. Springer                               Richard C. Yancey

VICE PRESIDENT & TREASURER
Monte D. Calvin

SECRETARY
John T. West


             This report is submitted for the general information of
            shareholders of the Funds. For more detailed information
          about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or
                     accompanied by an effective prospectus.
                                                                    12/96
                                    RECYCLE LOGO                     7029

                                 COMPOSITE GROUP

                                     EQUITY
                                      FUNDS

                                     ANNUAL
                                     REPORT


                                   OCTOBER 31,
                                      1996

                                COMPOSITE BOND &
                                STOCK FUND, INC.

                                COMPOSITE GROWTH
                                  & INCOME FUND

                                    COMPOSITE
                                 NORTHWEST FUND,
                                   FUND, INC.

                         COMPOSITE GROUP OF FUNDS LOGO